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                                                                     EXHIBIT 1.1


                           TELE-COMMUNICATIONS, INC.

                            UNDERWRITING AGREEMENT
                             FOR EQUITY SECURITIES


                                                            __________  __, 19__



To the Representatives of the
several Underwriters named in
the respective Pricing Agreement
hereinafter described

Dear Sirs:

     From time to time Tele-Communications, Inc., a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each, a "Pricing Agreement") in the form of Annex I, with such additions and deletions as the parties may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Exhibit A to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) shares of its Series A TCI Group Common Stock, $1.00 par value per share (the "Common Stock") and/or shares of its Series Preferred Stock, par value $.01 per share (the "Preferred Stock") (which may be represented by depositary shares representing shares of Preferred Stock (the "Depositary Shares")). (The Common Stock, the Preferred Stock and the Depositary Shares specified in Exhibit B to the applicable Pricing Agreement are collectively called the "Offered Securities.") Each of the Offered Securities shall have the terms set forth in Exhibit B to the applicable Pricing Agreement. The term "Underwriters" as used herein will mean and refer collectively to one or more of the several Underwriters named in Exhibit A to the applicable Pricing Agreement (and any substitute Underwriter pursuant to Section 9 hereof), the term "Underwriter" will refer to any of the several Underwriters named in Exhibit A to the applicable Pricing Agreement (and any substitute underwriter pursuant to Section 9 hereof), and the term "Representatives" will refer to the Representatives named in the applicable Pricing Agreement as the Representatives of the several Underwriters. Any reference to you in this Agreement or in the applicable Pricing Agreement shall be solely in your capacity as Representatives. The Company confirms as follows its agreement with you and the Underwriters.

     1. Registration Statement and Prospectus: The Company has filed with the Securities and Exchange Commission (the "Commission"), in accordance with the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively called the "Act"), a shelf registration statement on Form S-3 (File No. 333-00765), including a prospectus, relating to, among other securities, Common Stock, Preferred Stock (which may be
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represented by Depositary Shares) and shares of Common Stock which may issuable from time to time upon conversion of convertible Preferred Stock , which has become effective under the Act, and will promptly file with the Commission a prospectus supplement specifically relating to the Offered Securities pursuant to Rule 424 under the Act. As used in this Agreement, the term "Registration Statement" means such shelf registration statement, including exhibits and financial statements and schedules and documents incorporated by reference therein, as amended or supplemented to the date hereof and, in the case of any reference to the Registration Statement as of a date subsequent to the date hereof, as amended or supplemented as of such date. The term "Basic Prospectus"
means the prospectus, dated                    ,        as filed with the
Commission pursuant to Rule 424 under the Act and forming part of the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the prospectus supplement specifically relating to the Offered Securities as filed with the Commission pursuant to Rule 424 under the Act and any information deemed to be a part thereof pursuant to Rule 434 under the Act. The term "preliminary prospectus" means any preliminary prospectus supplement specifically relating to the Offered Securities together with the Basic Prospectus. Any reference herein to any preliminary prospectus or to the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference herein to any amendment or supplement to any preliminary prospectus or the Prospectus, except the reference in Section 4(c), shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and so incorporated by reference.

     2. Agreements to Sell and Purchase. The Company agrees to sell to the Underwriters, and upon the basis of the representations, warranties and agreements of the Company herein contained and subject to the terms and conditions of this Agreement and the applicable Pricing Agreement the Underwriters agree to purchase from the Company, severally and not jointly, the number of Offered Securities set forth opposite each Underwriter's respective name in Exhibit A to such Pricing Agreement, at a purchase price specified therein.

     If any Offered Securities consist of shares of Preferred Stock and the Prospectus so provides, such shares of Preferred Stock will be deposited by the Company against delivery of receipts ("Depositary Receipts") to be issued by a depositary to be named by the Company (the "Depositary") under a deposit agreement (a "Deposit Agreement") between the Company, the Depositary and the holders from time to time of the Depositary Receipts issued thereunder and evidencing Depositary Shares. Each Depositary Share will represent the number of deposited shares of Preferred Stock specified in the applicable prospectus supplement and in Exhibit B to the applicable Pricing Agreement

     The terms and rights of any particular issuance and sale of Offered Securities shall be as specified in the applicable Pricing Agreement and, if the Offered Securities include Preferred Stock, in or pursuant to a resolution or resolutions of the Board of Directors of the Company or a duly authorized committee thereof and set forth in a certificate of designations (the "Certificate of

                                      -2-
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Designations") to be filed with the Secretary of State of the State of Delaware pursuant to Section 151 of the General Corporation Law of the State of Delaware (the "General Corporation Law").

     Common Stock, Preferred Stock and Depositary Shares may be offered and sold separately or as units, as specified in the applicable prospectus supplement and in Exhibit B to the Pricing Agreement.

     The particular sales of certain Offered Securities may be made from time to time to the Underwriters specified in the applicable Pricing Agreement, for whom you may act as Representatives. (The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative.) The obligation of the Company to issue and sell, and the obligation of you or any of the Underwriters to purchase, shall be evidenced by the applicable Pricing Agreement with respect to the Offered Securities specified therein, and, prior to the execution of such Pricing Agreement, this Agreement shall not be construed as an obligation of the Company to sell any Offered Securities or as an obligation of the Underwriters to purchase any Offered Securities. A Pricing Agreement in the form of Annex I shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and the applicable Pricing Agreement shall be several and not joint.

     Each Pricing Agreement shall specify the aggregate number of Offered Securities that the Company proposes to issue and sell (the "Firm Securities") and, with respect to any grant by the Company to the Underwriters of the option described in Section 3 hereof, the maximum number of Offered Securities that the Company proposes to issue and sell to cover over-allotments (the "Optional Securities"), the initial public offering price of such Firm Securities and Optional Securities or the manner of determining such price, the purchase price to the Underwriters of such Firm Securities and Optional Securities, the names of the Underwriters, the names of the Representatives of such Underwriters, the number of such Firm Securities and Optional Securities, if any, to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto. The Pricing Agreement shall also specify (to the extent not set forth in the Registration Statement and Prospectus with respect thereto) the terms of such Firm Securities and Optional Securities.

     Upon the execution of the Pricing Agreement applicable to any Offered Securities and authorization by the Representatives of the release of the Firm Securities, the Company understands that the Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus, as amended or supplemented.

     With respect to any Offered Securities purchased by an Underwriter that such Underwriter continues to own or hold at any time on or after the 90th day following the applicable Closing Date (as defined in Section 3), such Underwriter agrees that upon receipt of written notice by the

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Representatives from the Company of the Company's intention to bid for or purchase any Offered Security or any security of the same class and series as the Offered Securities or to take any other action, directly or indirectly, the taking of which would be proscribed by Rule 10b-6 promulgated by the Commission under the Exchange Act (or any successor or equivalent rule or regulation) during the distribution of the Offered Securities, such Underwriter will, and will cause its "affiliated purchasers" (as defined in said Rule) to, cease distributing any Offered Securities for such period of time as the Company may deem necessary so that the action or actions proposed to be taken by it directly or indirectly may be taken in full compliance with such Rule (or any successor or equivalent rule or regulation).

     3. Delivery and Payment: Delivery of and payment for the Firm Securities shall be made on the date and at the time agreed to in the applicable Pricing Agreement (such time and date are referred to herein as a "Closing Date"), at the offices of Baker & Botts, L.L.P., 885 Third Avenue, New York, New York. The Closing Date and the place of delivery of and payment for the Firm Securities may be varied by agreement between you and the Company.

     Delivery of Firm Securities (in definitive form and registered in such names as you shall request at least 48 hours prior to a Closing Date by written notice of the Company) shall be made to you for the account of the respective Underwriters against payment by you on behalf of the respective Underwriters of the purchase price therefor by cashier or official bank check or checks payable to the order of the Company in New York Clearing House (next day) funds. The Company agrees to make the Firm Securities (or Depository Receipts representing any Firm Securities) available to you for inspection at least 24 hours prior to the Closing Date or such shorter period of time as you may agree to.

     If the applicable Pricing Agreement grants to the Underwriters the right (an "Over-Allotment Option") to purchase at their election up to the number of Optional Securities allocated to each of the several Underwriters in the applicable Pricing Agreement, upon the terms and conditions specified herein and therein, for the sole purpose of covering over-allotments in the sale of the Firm Securities, such election to purchase Optional Securities may be exercised by written notice from the Representatives within the period specified in the applicable Pricing Agreement setting forth the aggregate number of Optional Securities to be purchased, the number of Optional Securities to be purchased by each of the Underwriters, and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the Closing Date, or, unless the Representatives and the Company otherwise agree in writing, later than the time specified in the applicable Pricing Agreement.

     4.  Agreements of the Company.  The Company agrees with you as follows:

     (a) The Company will notify you promptly, and (if requested by you in writing) will confirm such advice in writing, during the period of the distribution of the Offered Securities (1) of the effectiveness of any amendment to the Registration Statement and of the filing of any supplement to the Prospectus, (2) of any comments of the Commission

                                      -4-
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regarding the Registration Statement or the Prospectus (or any of the documents incorporated by reference therein) or of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose, (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities for offer or sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose and (5) of the happening of any event during the period mentioned in paragraph (d) below which makes any statement of a material fact made in the Registration Statement or the Prospectus (as theretofore amended or supplemented) untrue or which requires the making of any changes in the Registration Statement or the Prospectus (as theretofore amended or supplemented) in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. The Company will use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement or suspending the qualification of the Offered Securities for offer or sale in any jurisdiction, and if any such order is issued, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

     (b) The Company will furnish to each of you, without charge, one conformed copy of the Registration Statement and any post-effective amendment thereto filed in connection with the offering of the Offered Securities, including all financial statements and schedules, exhibits and documents incorporated therein by reference (including exhibits incorporated therein by reference to the extent not previously furnished to you).

     (c) The Company will give you advance notice of its intention to file any amendment or supplement to the Registration Statement or the Prospectus with respect to the Offered Securities, and will not file any such amendment or supplement to which you shall reasonably object in writing.

     (d) During the period of time that the Prospectus is required by law to be delivered, the Company will deliver to you for delivery to each Underwriter, without charge, as many copies of the Prospectus or any amendment or supplement thereto as such Underwriter may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Underwriters and by all dealers to whom the Offered Securities may be sold, both in connection with the offering or sale of the Offered Securities and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which the judgment of the Company should be set forth (or incorporated by reference ) in the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and forthwith file

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all reports and any definitive proxy statement or information statement required to be filed by the Company with the Commission pursuant to Section 13 or 14 of the Exchange Act subsequent to the date of the Prospectus and during such period, and will deliver to each Underwriter, without charge, such number of copies thereof as such Underwriter may reasonably request. If during such period of time any event shall occur which in your judgment should be so set forth (or incorporated by reference) in the Prospectus, or which in your judgment makes it necessary to so supplement or amend the Prospectus, the Company will consult with you concerning the necessity of filing with the Commission a supplement or an amendment to the Prospectus or a report pursuant to Section 13 or 14 of the Exchange Act.

     (e) Prior to any public offering of any Offered Securities by the Underwriters, the Company will cooperate with you and counsel retained by you on behalf of the Underwriters in connection with the registration or qualification of Offered Securities (and any Common Stock issuable upon conversion of any Offered Securities) for offer and sale under the securities or Blue Sky laws of, and the determination of the eligibility of Offered Securities for investment under the laws of, such jurisdictions as you request; provided, that in no event shall the Company be obligated to qualify to do business as a foreign corporation or as a securities dealer in any jurisdiction where it is not now so qualified, to conform its capitalization or the composition of its assets to the securities or Blue Sky laws of any jurisdiction or to take any action which would subject to taxation or general service of process in any jurisdiction where it is not now so subject. The Company will pay all reasonable fees and expenses (including reasonable counsel fees and expenses) relating to registration or qualification of Offered Securities (and any Common Stock issuable upon conversion of any Offered Securities) under such securities or Blue Sky laws and in connection with the determination of the eligibility of Offered Securities for investment under the laws of such jurisdictions as you may designate.

     (f) The Company will make generally available to its security holders and to you consolidated earnings statements (which need not be audited) that satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

     (g) The Company will pay all expenses in connection with: (1) the preparation, printing and filing of the Registration Statement, any preliminary prospectus, the Prospectus, any legal investment memorandum and Blue Sky memorandum as contemplated by Section 4(e); (2) any fees charged by securities rating agencies for rating any of the Offered Securities; (3) the preparation, issuance and delivery of the Offered Securities (including Depositary Receipts evidencing Depositary Shares) (other than transfer taxes); (4) the preparation, execution and delivery of any Deposit Agreement and, to the extent set forth therein, the fees and expenses of the Depositary; (5) the printing of any Dealer Agreement; and (6) furnishing such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested

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for use in connection with the offering and sale of Offered Securities by dealers to whom Offered Securities may be sold.

     (h) If this Agreement is terminated by you because any condition to the obligations of you and the Underwriters set forth in Section 7 hereof is not satisfied or because of any failure or refusal on the part of the Company to comply with the terms of this Agreement or the applicable Pricing Agreement, or if for any reason the Company shall be unable to perform its obligations herein or therein, the Company will reimburse you on behalf of the Underwriters for all out-of-pocket expenses (including the fees and expenses of counsel retained by you on behalf of the Underwriters) reasonably incurred by you in connection herewith. The Company will not in any event be liable to you or any of the Underwriters for damages on account of loss of anticipated profits.

     (i) From the date hereof to and including the applicable Closing Date, the Company will not offer or sell, or contract to sell, Offered Securities pursuant to a public offering without your prior written consent.

     5. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

     (a) the documents incorporated by reference in the Registration Statement and the Prospectus, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed) with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and any further documents so filed and incorporated by reference during the period of the distribution of the Offered Securities will, when they are filed with the Commission, conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder; none of such documents, when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

     (b) the Registration Statement, when declared effective by the Commission, complied in all material respects with the requirements of the Act; each preliminary prospectus, if any, relating to the Offered Securities, filed pursuant to Rule 424 or Rule 434 under the Act, will comply when so filed in all material respects with the Act; and when the Prospectus is first filed with the Commission pursuant to Rule 424 or Rule 434 and as of the applicable Closing Date, the Registration Statement and the Prospectus (as amended or

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supplemented, if applicable) will comply in all material respects with the requirements of the Act. When it was declared effective by the Commission, the Registration Statement did not, and as of the date the Prospectus is first filed with the Commission pursuant to Rule 424 or Rule 434 and as of the applicable Closing Date the Registration Statement (as amended or supplemented, if applicable) will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. When the Prospectus if first filed with the Commission pursuant to Rule 424 or Rule 434 and as of the applicable Closing Date, the Prospectus (as amended or supplemented, if applicable) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, this representation and warranty does not apply to statements or omissions in the Registration Statement or the Prospectus or any preliminary prospectus made in reliance upon information furnished to the Company in writing by any Underwriter through the Representatives expressly for use therein;

     (c) the Offered Securities have been duly authorized by the Company and conform to the descriptions thereof in the Prospectus and in the related Pricing Agreement;

     (d) if any of the Offered Securities is Common Stock, such Common Stock has been duly and validly authorized and, when such Common Stock is issued and delivered pursuant to this Agreement and the Pricing Agreement and paid for by the Underwriters in accordance therewith, such Common Stock will be duly and validly issued and fully paid and non-assessable;

     (e) if any of the Offered Securities is Preferred Stock, such Preferred Stock has been duly and validly authorized and, upon the filing of a Certificate of Designations for such Preferred Stock with the Delaware Secretary of State and the issuance and delivery of such Preferred Stock against payment therefor by the Underwriters in accordance with this Agreement and the Pricing Agreement, such Preferred Stock will be duly and validly issued and fully paid and non-assessable; if such Preferred Stock is convertible into Common Stock, the Common Stock initially issuable upon conversion of such Preferred Stock has been reserved for issuance upon such conversion and, when issued in accordance with the terms of the Certificate of Designations upon conversion of such Preferred Stock, such Common Stock will be duly authorized, validly issued, fully paid and non-assessable;

     (f) if the Offered Securities include Preferred Stock and Depositary Shares, the Deposit Agreement has been duly authorized and, when executed and delivered by the Company at the Closing Date and, assuming due authorization, execution and delivery by the Depositary, at such Closing Date will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether

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the issue of enforceability is considered in a proceeding at law or in equity);
when such Preferred Stock is issued and delivered to the Depositary against receipt of Depositary Receipts evidencing such Depositary Shares and payment therefor by the Underwriters in accordance with this Agreement and the Pricing Agreement, such Depositary Shares will be duly and validly issued and the persons in whose names the Depositary Receipts are registered shall be entitled to the rights specified therein and in the Deposit Agreement;

     (g) the issuance and sale of the Offered Securities and the fulfillment of the terms of this Agreement and the related Pricing Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, the Company's charter or by-laws or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any of its significant subsidiaries (as such term is defined in Rule 1-02(v) of Regulation S-X) is now a party or by which it is bound, or any order of any court or governmental agency or authority entered in any proceeding to which the Company or any of its significant subsidiaries was or is now a party or by which it is bound;

     (h) KPMG Peat Marwick LLP, the Company's auditors, are independent accountants as required by the Act;

     (i) so long as may be required for the distribution of the Offered Securities by any Underwriter or by any dealers that participate in the distribution thereof, the Company will comply with all requirements under the Exchange Act relating to the timely filing with the Commission of its reports pursuant to Section 13 of the Exchange Act and of its proxy statements pursuant to Section 14 of the Exchange Act; and

     (j) except to the extent set forth in the Prospectus, the Company has not received any notice of, nor does it have any actual knowledge of, any failure by it or any of its significant subsidiaries to be in substantial compliance with all existing statutes and regulations applicable to it or such subsidiaries, which failure would materially and adversely affect the conduct of the business of the Company and its subsidiaries, considered as a whole.

     6. Indemnification: The Company agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such omission or allegation thereof is based upon information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein; provided, however, that the Company shall not indemnify an Underwriter

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or any person who controls such Underwriter for any such losses, claims, damages or liabilities alleged by any person who purchased Offered Securities from such Underwriter if the untrue statement, omission or allegation thereof upon which such losses, claims, damages or liabilities are based was made in: (i) any preliminary prospectus, if a copy of the Prospectus (as then amended or supplemented) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of the Offered Securities to such person, and if the Prospectus (as so amended or supplemented) corrected the untrue statement or omission giving rise to such loss, claim, damage or liability; (ii) any Prospectus used by such Underwriter or any person who controls such Underwriter, after such time as the Company advised the Representatives that the filing of a post-effective amendment or supplement thereto was required, except the Prospectus as so amended or supplemented; or
(iii) any Prospectus used after such time as the obligation of the Company to keep the same current and effective has expired. This indemnity will be in addition to any liability which the Company may otherwise have. All fees and expenses which are reimbursable pursuant to this Section 6 shall be reimbursed as they are incurred.

     If any action or proceeding (including any governmental investigation) shall be brought or asserted against an Underwriter or any person controlling an Underwriter in respect of which indemnity may be sought from the Company, such Underwriter or such controlling person shall promptly notify the Company, in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to you and the payment of all expenses. Any omission to so notify the Company shall not, however, relieve the Company from any liability which it may have to any indemnified party otherwise than under this Section 6. An Underwriter or any person controlling an Underwriter shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be at such Underwriter's expense or the expense of such controlling person unless (a) the Company has agreed to pay such fees and expenses or (b) the Company shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to you in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Company, and you shall have been advised by your counsel that there may be a conflict of interest between such Underwriter or controlling person and the Company in the conduct of the defense of such action (in which case, if such Underwriter or such controlling person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Underwriter or such controlling person), it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (unless the members of such firm are not admitted to practice in a jurisdiction where an action is pending, in which case the Company shall pay the reasonable fees and expenses of one additional firm of attorneys to act as local counsel in such jurisdiction, provided the services of such counsel are substantially limited to that of appearing as attorneys of record) at any time for all indemnified parties, which firm shall be designated by you. The Company shall not be liable for any settlement of any such action or

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proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless each Underwriter and any such controlling person from and against any loss or liability by reason of such settlement or judgment. The Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Underwriter is or could have been a party and indemnity could have been sought hereunder by such Underwriter, unless such settlement includes an unconditional release of such Underwriter from all liability on claims that are the subject matter of such proceeding.

     Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors and each of its officers, and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or
Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to information furnished in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person, in respect of which indemnity may be sought against one or more of the several Underwriters, such Underwriters acting through the Representatives shall have the rights and duties given to the Company, and the Company or its directors or officers or such controlling person shall have the rights and duties given to you and the several Underwriters, by the preceding paragraph.

     If the indemnification provided for in this Section 6 is unavailable to an indemnified party under the first or third paragraph hereof in respect of any losses, claims, damages or liabilities referred to therein (other than by request of such indemnified party's failure to comply with the first sentence of the second paragraph of this Section 6), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other in connection with the offering of the Offered Securities shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities received by the Company bear to the total underwriting
discounts received by the Underwriters in respects thereof.   The relative fault
of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or by the Underwriters through the Representatives and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, and liabilities referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of this
Section 6, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

     The Company and each Underwriter agrees that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities were offered to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution or indemnification from any person who was not guilty of such fraudulent misrepresentation.

     The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of any Underwriter, by or on behalf of any person controlling any Underwriter or by or behalf of the Company, (b) acceptance of any of the Offered Securities and payment therefor or (c) any termination of this Agreement or the applicable Pricing Agreement.

     7. Conditions of the Obligations of You and the Underwriters: The obligations of you and the Underwriters hereunder and under the applicable Pricing Agreement are subject to the following conditions:

     (a) at the applicable Closing Date no stop order suspending the effectiveness of the Registrant Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission; and the Representatives shall have received a certificate, dated the applicable Closing Date and signed by the Chairman of the Board, the President, an Executive Vice President or the Senior Vice President -- Finance and Treasurer of the Company (who may, as to threatened proceedings, rely upon the best of his information and belief), to that effect and to the effect set forth in clause
(f) of this Section 7;

     (b) the Representatives shall have received opinions, dated the applicable Closing Date and reasonably satisfactory to counsel retained by the Representatives on behalf of the Underwriters, (A) from Messrs. Cole, Raywid & Braverman or such other special communications counsel for the Company as may be reasonably satisfactory to the Representatives, (B) from the General Counsel of the Company to the following effect and covering such additional matters as the Representatives may reasonably request:

     (i) the Company and each of its significant subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to carry on its business as described in the Prospectus (as amended or supplemented, if applicable) and the Company has the corporate power and authority to execute and deliver and perform its obligations under this Agreement and the Pricing Agreement, and to issue and sell the Offered Securities as contemplated by this Agreement and the Pricing Agreement.

     (ii) the Company and each of its significant subsidiaries is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would, in the aggregate, have a material adverse effect upon the financial condition, results of operations, business or properties of the Company and its subsidiaries taken as a whole;

     (iii) all corporate proceedings legally required in connection with the authorization and issuance of the Offered Securities and the sale of the Offered Securities by the Company in accordance with the terms of this Agreement and the Pricing Agreement have been taken;

     (iv) to the best knowledge of such counsel, there is no legal or governmental proceeding pending or threatened against the Company or any of its subsidiaries which is required to be disclosed in the Prospectus (as amended or supplemented, if applicable) and is not so disclosed and correctly summarized therein;

     (v) to the best knowledge of such counsel, there is no contract or other document known to such counsel of a character required to be described in the Prospectus (as amended or supplemented, if applicable) or to be filed as an exhibit to the Registration Statement (or to a document incorporated by reference therein) that is not described or filed as required;

     (vi) the execution and delivery of this Agreement and of the Pricing Agreement, the issuance of the Offered Securities and the fulfillment of the terms herein and therein contained do not conflict with, or result in a breach of, or constitute a default under, the charter or by-laws of the Company or, to the best knowledge of such counsel, conflict in any material respect with, or result in a material breach of or constitute a material default under any material agreement, indenture or other instrument known to such counsel to which the Company or any of its significant subsidiaries is a party or by which it is bound, or result in a violation of any law, administrative regulation or court or governmental decree known to such counsel applicable to the Company or any of its subsidiaries, except that such counsel need not express any opinion with respect to (i) matters opined upon by special communications counsel and Messrs. Sherman & Howard or (ii) the Blue Sky or securities laws of any jurisdiction; and

     (vii) to the best knowledge of such counsel, neither the Registration Statement nor the Prospectus, as amended or supplemented, if applicable (except as to the financial statements and schedules and any other financial and statistical data contained or incorporated by reference in the Registration Statement or Prospectus, as to which no opinion need be expressed), contained, as of the date of the Prospectus was first filed with the Commission pursuant to Rule 424, or contains, as of the applicable Closing Date, any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus as amended or supplemented, if applicable, in light of the circumstances under which they were made,) not misleading.

     (C) from Messrs. Sherman & Howard, or from such other special counsel for the Company as may be reasonably satisfactory to the Representatives, to the following effect and covering such additional matters as the Representatives may reasonably request:

     (i) the execution and delivery of this Agreement and of the Pricing Agreement, the issuance of the Offered Securities and the fulfillment of the terms herein and therein contained do not, to the best knowledge of such counsel, result in a material breach of or constitute a material default under any material agreement for borrowed money known to such counsel to which the Company or any of its significant subsidiaries is a party or by which it is bound; and

     (ii) the Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and is not subject to regulation under such Act.

and

     (D) from Baker & Botts, L.L.P., special counsel to the Company, or such other counsel to the Company as may be reasonably satisfactory to the Representatives, to the following effect and covering such additional matters as the Representatives may reasonably request:

     (i) this Agreement and the applicable Pricing Agreement have been duly authorized, executed and delivered by the Company;

     (ii) if any of the Offered Securities is Common Stock, such Common Stock has been duly and validly authorized and, when such Common Stock is issued, signed by the transfer agent and delivered pursuant to this Agreement and the Pricing

Agreement and paid for by the Underwriters in accordance therewith, such Common Stock will be duly and validly issued and fully paid and non-assessable;

     (iii) if any of the Offered Securities is Preferred Stock, such Preferred Stock has been duly and validly authorized and, upon the filing of a Certificate of Designations for such Preferred Stock with the Delaware Secretary of State and the issuance, the execution by the transfer agent and delivery of such Preferred Stock against payment therefor by the Underwriters in accordance with this Agreement and the Pricing Agreement, such Preferred Stock will be duly and validly issued and fully paid and non-assessable; if such Preferred Stock is convertible into Common Stock, the Common Stock initially issuable upon conversion of such Preferred Stock has been reserved for issuance upon such conversion and, when issued in accordance with the terms of the Certificate of Designations upon conversion of such Preferred Stock, such Common Stock will be duly authorized, validly issued, fully paid and non-assessable;

     (iv) if the Offered Securities include Preferred Stock and Depositary Shares, the Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether the issue of enforceability is considered in a proceeding at law or in equity); and the Deposit Agreement conforms to the description thereof in the Prospectus, as amended or supplemented;

     (v) the Registration Statement is effective under the Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission; and

     (vi) the Offered Securities conform in all material respects as to legal matters to the descriptions thereof in the Prospectus, as amended or supplemented.

     In addition, such counsel shall state that "The Registration Statement and the Prospectus, as amended or supplemented, if applicable (except as to (x) the financial statements and schedules and any other financial and statistical data contained or incorporated by reference therein and (y) the documents incorporated or deemed to be incorporated by reference therein, as to which no opinion is expressed), complied, as of the date the Prospectus was first filed with the Commission pursuant to Rule 424, and comply, as of the date hereof, as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission under the Act (the "Rules"). In passing upon the form of such documents, we have necessarily assumed the correctness and completeness of the statements made or included therein by the Company and take no responsibility for the accuracy, completeness or fairness of the statements contained therein except insofar as such statements relate to the description of the Offered Securities or relate to us. However, in connection with the preparation of the Registration Statement and the Prospectus, we had conferences with certain officers and other representatives of the Company, and our examination of the Registration Statement and the Prospectus and our discussions in such conferences did not disclose to us any information (relying as to the materiality of any such information primarily upon officers and other representatives of the Company) which gave us reason to believe that either the Registration Statement or the Prospectus, as amended or supplemented, if applicable (except as to (x) the financial statements and schedules and any other financial and statistical data contained or incorporated by reference therein and (y) the documents incorporated therein or deemed to be incorporated by reference therein, as to which no belief is expressed), contained, as of the date the Prospectus was first filed with the Commission pursuant to Rule 424, or contains, as of the date hereof, any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statement therein (in the cases of the Prospectus, as amended, or supplemented, if applicable, in light of the circumstances under which they were made) not misleading."

     In giving the opinions required under this Section 7(b), subparagraphs (A),
(B), (C) and (D), each such counsel may rely (x) as to matters of fact, to the extent they deem proper, upon certificates of officers of the Company, public officials and others, and (y) as to matters of law if other than the law of the United States or Colorado (in the case of Messrs. Sherman & Howard and General Counsel of the Company) or New York (in the case of Baker & Botts, L.L.P.), on the opinions of local counsel retained by them or the Company, provided that such counsel are satisfactory to the Representatives and counsel retained by the Representatives on behalf of the Underwriters;

     (c) if the Offered Securities include Preferred Stock and Depositary Shares, the Representatives shall have received on the applicable Closing Date from counsel to the Depositary an opinion, dated such Closing Date, to the following effect;

     (i) the Depositary has full power, authority and legal right to execute, deliver and carry out the terms of the Deposit Agreement;

     (ii) the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and, assuming due authorization, execution and delivery by the Company, constitutes a valid and legally binding agreement of the Depositary enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether the issue of enforceability is considered in a proceeding at law or in equity); and

     (iii) upon due issuance by the Depositary of Depositary Shares evidenced by Depositary Receipts in accordance with the terms of the Deposit Agreement against deposit in accordance with the Deposit Agreement of validly issued, fully paid and non-assessable shares of Preferred Stock, such Depositary Shares will be duly and validly issued and the persons in whose names the Depositary Receipts are registered shall be entitled to the rights specified therein and in the Deposit Agreement.

     (d) the Representatives shall have received on the applicable Closing Date from counsel retained by the Representatives on behalf of the Underwriters an opinion with respect to the Offered Securities, the Registration Statement and the Prospectus in the form customarily given by such firm, including an opinion to the effect that the Registration Statement and the Prospectus, as amended or supplemented, if applicable (except as to (x) the financial statements and schedules and any other financial and statistical data contained or incorporated by reference therein, and (y) the documents incorporated or deemed to be incorporated by reference therein, as to which no opinion need be expressed) comply as to form in all material respects with the Act;

     (e) on the applicable Closing Date the Representatives shall have received a letter addressed to the Representatives from KPMG Peat Marwick LLP, independent auditors for the Company, reasonably satisfactory to the Representatives;

     (f) the representations and warranties of the Company in this Agreement shall be true and correct on and as of the applicable Closing Date; the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the applicable Closing Date; and except as reflected in or contemplated by the Registration Statement and the Prospectus, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been, at the applicable Closing Date, any material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company and its subsidiaries, considered as a whole; and

     (g) subsequent to the date of the applicable Pricing Agreement, there shall not have occurred any change, or any development involving a prospective change, in or affecting particularly the business, prospects or financial affairs of the Company and its subsidiaries, considered as a whole which, in the reasonable judgment of the Representatives, is so material and adverse that it would be impracticable to proceed with the public offering or delivery of the Offered Securities on the terms and in the manner contemplated by the Prospectus.

     8. Termination of Pricing Agreement. The obligation of the Underwriters to purchase the Offered Securities may be terminated at any time prior to the applicable Closing Date by notice to the Company from the Representatives, without liability on the part of the Underwriters to the

Company, if, on or prior to such date (i) additional material governmental restrictions, not in force and effect on the date of the applicable Pricing Agreement, shall have been imposed upon trading in securities generally, or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange, or trading in securities generally shall have been suspended on either such Exchange or trading in the Common Stock or securities of the Company of the same class as the Offered Securities in the over-the-counter market shall have been suspended or a general banking moratorium shall have been established by Federal or New York authorities, or (ii) a war involving the United States of America or other national calamity shall have occurred or shall have accelerated to such an extent as to affect adversely the marketability of the Offered Securities.

     9. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail on the applicable Closing Date to purchase the Firm Securities or Optional Securities, as the case may be, that it or they are obligated to purchase hereunder (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any substitute underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be approved by the Representatives and upon the terms herein set forth; provided, however, that if the Representatives have not completed such arrangements within such 24-hour period, then:

     (a) if the amount of Defaulted Securities does not exceed 10% of the aggregate amount of the Firm Securities or the Optional Securities, as the case may be, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the amount of Defaulted Securities exceeds 10% of the aggregate amount of Firm Securities or Optional Securities, as the case may be, the Company shall be entitled to an additional 24-hour period to find one or more substitute underwriters satisfactory to the Representatives in their reasonable discretion to purchase such Defaulted Securities.

     In the event of any such default either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements relating to the purchase of the Offered Securities.

     If the amount of Defaulted Securities exceeds 10% of the aggregate amount of the Firm Securities or the Optional Securities, and neither the Representatives nor the Company make arrangements pursuant to this Section 9 within the period stated for the purchase of the Defaulted Securities, the applicable Pricing Agreement shall terminate with respect to such Firm Securities or Optional Securities, as the case may be, without liability on the part of any non-defaulting Underwriter to the Company except as provided in
Section 6.

     No action taken pursuant to this Section 9 shall relieve any defaulting Underwriter from liability in respect of its default.

     A substitute underwriter hereunder shall be an Underwriter for all purposes of this Agreement and the applicable Pricing Agreement.

     10. Miscellaneous: Notice given pursuant to any of the provisions of this Agreement or the applicable Pricing Agreement shall be in writing and shall be mailed or delivered (a) to the Company at its principal executive office located at Terrace Tower II, 5619 DTC Parkway, Englewood, Colorado 80111-3000, attention: Chief Financial Officer, or (b) to you at the address specified in the applicable Pricing Agreement. Any notice under Section 8 hereof may be telex or telephone, but if so made shall be subsequently confirmed in writing.

     This Agreement and the applicable Pricing Agreement have been and are made solely for the benefit of the Underwriters and the Company and of the controlling persons, directors and officers referred to in Section 6 hereof, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or the applicable Pricing Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Offered Securities from any Underwriter.

     This Agreement and the applicable Pricing Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     Please confirm that the foregoing correctly sets forth the agreement between the Company and the Underwriters.

                                 Very truly yours,

                                 TELE-COMMUNICATIONS, INC.




                                 By:______________________________
                                 Name:
                                 Title:

Confirmed as of the date
     first above mentioned



By:  ______________________________________
     Name:
     Title:

                           TELE-COMMUNICATIONS, INC.

                               PRICING AGREEMENT


                                                          ____________  __, 19__



Dear Sirs:

          Tele-Communications, Inc., a Delaware corporation (the "Company"), proposes, subject to terms and conditions stated herein and in the Underwriting
Agreement dated ___________, 19__     (the "Underwriting Agreement"), to issue
and sell to each Underwriter named in Exhibit A hereto (each an "Underwriter") certain securities (the "Offered Securities") described in Exhibit B hereto.

          Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth in the Underwriting Agreement shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty with respect to the Prospectus shall be deemed to be a representation and warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Offered Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Terms not otherwise defined herein shall have the meanings ascribed to them in the Underwriting Agreement.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Offered Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and the Underwriting Agreement incorporated herein by reference, the Company agrees to sell to each Underwriter, and each Underwriter agrees to purchase from the Company, at a purchase price to each Underwriter set forth in Exhibit A hereto, the number of Firm Securities set forth opposite the name of such Underwriter in Exhibit A hereto. If and to the extent that the Representatives exercise the election to purchase Optional Securities as provided below, the Company agrees to sell to each Underwriter, and each

Underwriter agrees to purchase from the Company at the purchase price to each Underwriter set forth in Exhibit A hereto, that portion of the number of Optional Securities as to which such election has been exercised.

          The Company hereby grants to each Underwriter, subject to the terms set forth herein and in the Underwriting Agreement, the right to purchase at its election up to the number of Optional Securities set forth opposite the name of such Underwriter in Exhibit A hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Securities.

          [Each Underwriter (i) has not offered or sold, and will not offer or sell, in the United Kingdom, by means of any document, any Offered Securities other than to persons whose ordinary business is to buy or sell shares or debentures, whether as principal or agent (except under circumstances which do not constitute an offer to the public within the meaning of the Companies Act
1985); (ii) has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and
(iii) has only issued or passed on, and will only issue and pass on to the any person in the United Kingdom, any document received by it in conjunction with the issue of the Securities if that person is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1988 or is a person to whom the document may otherwise lawful be issued or passed on.]

          Delivery and payment for the Firm Securities shall be made at 10:00
a.m. New York time on                         ,       (the "Closing Date") at
the offices of Baker & Botts, L.L.P., 885 Third Avenue, New York, New York 10022. The Closing Date and the place of delivery of and payment for the Firm Securities may be varied by agreement between the Representatives and the Company.

          Any election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company given within a period of 30 days after the date of this Agreement, setting forth an aggregate number of Optional Securities to be purchased, the number of Optional Securities to be purchased by each Underwriter, and the date on which such Optional Securities are to be delivered as determined by the Representatives, but in no event earlier than the Closing Date.

          If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, this Pricing Agreement, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between the Underwriter and the Company.

                                 Very truly yours,

                                 Tele-Communications, Inc.

                                 By:
                                     -------------------------
                                     Name:
                                     Title:


Confirmed as of the date
first above mentioned



By:
     -------------------------
     Name:
     Title:

                                                  EXHIBIT A

                                                  TO A PRICING AGREEMENT DATED


                                                  Number of Offered Securities:
                                                  ----------------------------

                                                  Firm:      Optional/1/:
                                                  ----       --------


Names of
Underwriters
------------



Names and Addresses of Representatives:





-------------------

/1/     Maximum Number
---

                                                    EXHIBIT B
                                                    TO A PRICING AGREEMENT DATED

                               OFFERED SECURITIES

SERIES A TCI GROUP COMMON STOCK:
--------------------------------


Voting Rights:   1:1

Purchase Price (includes accrued dividend, if any):
                                 (1) Firm:
                                 (2) Optional:

Discount:

Initial Public Offering Price (or method of calculation):

Conversion Rate:

Other Terms:

PREFERRED STOCK:
---------------

Designation:

Depository Shares?:           [Yes]  [No]

Voting Rights:

Purchase Price (includes accrued dividend, if any):
                                 (1) Firm:
                                 (2) Optional:

Discount:

Initial Public Offering Price (or method of calculation):

Conversion Rate:

Dividend Rate:

Record Dates:

Dividend Payment Dates:

Liquidation Preference per Share:

Other Terms: